                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2003


                                  LIN TV Corp.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       001-31311             05-0501252
----------------------------            -------------      -------------------
(State or Other Jurisdiction            (Commission         (I.R.S. Employer
     of Incorporation)                  File Numbers)      Identification No.)


Four Richmond Square, Suite 200, Providence, Rhode Island         02906
---------------------------------------------------------   --------------------
        (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (401) 454-2880
       ------------------------------------------------------------------


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         ITEM 9.  REGULATION FD DISCLOSURE


         The Company has issued a press release attached hereto, as Exhibit 99.1, withdrawing its earnings guidance.

         The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

EXHIBIT               DESCRIPTION
-------               -----------

99.1                  Press Release dated as of March 26, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LIN TV Corp.
                                          (Registrant)


Date:  March 26, 2003                   By:    /s/ William A. Cunningham
                                               ---------------------------------
                                        Name:  William A. Cunningham
                                        Title: Vice President and Controller


                                       3